CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the references to our firm under the captions "Financial Highlights" in the Prospectus and "Independent Accountants" in the Statement of Additional Information in this Post-Effective Amendment No. 44 to the
Registration  Statement  of The  Victory  Portfolios  on  Form  N-1A  (File  No.
33-8982).

                                              /s/PricewaterhouseCoopers LLP
                                              -----------------------------
                                                PricewaterhouseCoopers LLP

Columbus, Ohio
November 12, 1998